UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	July 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEUGX

Putnam Europe Equity Fund

Semiannual report
12 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Europe Equity
Fund

Semiannual report
12 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. In addition, events in any one country within the region may impact the other countries or the region as a whole. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth in European markets since 1990

As a shareholder of Putnam Europe Equity Fund, you are seeking to benefit from opportunities in one of the world’s most developed economic regions. Europe has a long history of capitalism and stock investing, and the region continues to evolve. Today, the 27 member states of the European Union form a large, integrated economy that exports more goods and services than any nation in the world, and that has demonstrated its resilience to difficult economic conditions through the recent sovereign debt crisis.

European companies continue to rank among global leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars and cell phones to household products — you are likely to find many items made by European  companies.

European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than that of the United States. Though international markets can experience downturns, investing internationally gives investors a chance to keep building wealth even if U.S. stocks struggle.

Since 1990, the fund has sought attractively valued companies across European markets. Pursuing Putnam’s “blend” strategy, the fund’s manager targets stocks believed to be worth more than their current prices indicate, and seeks to position the fund to perform well whether growth- or value-style stocks are leading international markets. The manager selects stocks and determines market and sector weightings relying in part on the proprietary research of Putnam analysts based in Boston and London.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Quality The manager evaluates high-quality companies with characteristics such as solid management teams and sound business models.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1.00% may apply to redemptions (including by exchange into another fund) of shares purchased before January 2, 2013. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Europe Equity Fund

Interview with your fund’s portfolio manager

The fund’s results exceeded that of the benchmark during the six months ended December 31, 2012. What accounts for this result?

Our stock selection was the key factor that drove this result, and the portfolio’s combination of attractively valued stocks, stocks that we expect to grow over long periods of time, and a core of defensive holdings helped the fund to outperform its benchmark index. Equities generally performed strongly as significant policy support helped drive a rally in European markets.

The strong results for international stocks occurred despite macro uncertainty in Europe, China, and the United States. Was this a surprise?

Headwinds to markets were definitely present, in the form of uncertainty over sovereign debt and fiscal stability issues, so it was something of a surprise that markets were able to make a strong advance. Nevertheless, markets were cheered by the European Central Bank’s [ECB’s] purchases of European sovereign bonds, or outright monetary transactions [OMTs], which were first introduced in June and have enabled the ECB to provide an effective backstop to government debt markets. This had the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Europe Equity Fund	5

effect of removing much of the perceived tail risk of European sovereign defaults, and the market consequently rallied despite other areas of concern, such as the U.S. “fiscal cliff.” European stock markets also sold off sharply prior to the introduction of OMTs, such that valuations achieved very inexpensive levels. This helped boost the market’s performance, as did some better-than-expected economic data from China and the United States.

Do you think the rally in European stocks may continue?

There is a lot of talk now about how fixed-income assets are stretched while equity investments are more attractive by comparison. That has helped funnel some investor capital back into equities. In addition, the ongoing recovery in China and in the United States, if national fiscal issues are resolved, will be supportive for markets and could contribute to a better focus on fundamentals. However, while I am positive on the outlook for equity markets, which have performed well since mid-June 2012, risks remain. Ongoing fiscal policy debates and issues in the United States will remain sources of uncertainty for markets, and we should not forget Europe’s ability to surprise negatively, either economically or politically.

Were there specific pockets of sector or regional strength or weakness that were especially notable?

Given the rally in equity markets, cyclical sectors performed best in the fourth calendar quarter, led by consumer discretionary and technology stocks. In terms of countries, again it was the more cyclically exposed countries (for example, countries on the periphery of Europe) that led the rally. Safer markets like Switzerland and Norway generally struggled in the final months of the year.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6	Europe Equity Fund

Which holdings were key contributors to the fund’s results?

The stock of Deutsche Lufthansa, the German airline, gained ground on rising passenger volume, on investors’ belief that its current corporate restructuring is progressing well, and as a result of a rising tide for the market in general.

Barclays and Societe Generale, the U.K. and French banks, respectively, benefited from the fact that the ECB soothed market fears over a breakup of the eurozone, and because the banks appeared to be repairing their balance sheets and staying on track to meet new regulatory requirements. Investors thus gained a new comfort level with European financials, particularly banking stocks, which had sold off significantly by the middle of 2012, the start of the fund’s fiscal period.

U.K.-based TUI Travel performed well during the period because it executed its strategy well. The travel and leisure company shifted away from providing packaged tours to offering customized travel deals, for which it can command a higher price and thus achieve higher profit margins. TUI Travel has also shed underperforming businesses and was given a boost as one of its main competitors experienced financial difficulties during the period.

Which holdings held fund performance back?

Detractors from performance for the period included U.K.-based BG Group. This integrated natural gas company and global leader in

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/12. Short-term holdings are excluded. Holdings will vary over time.

Europe Equity Fund	7

liquefied natural gas production revised its production numbers lower during the period, which caused a significant sell-off in the stock. Although we have trimmed the position, we believe the company has attractive natural gas assets in Brazil, Australia, and the United States, and we are confident that it will deliver above-industry growth in the coming quarters.

Mining giant Rio Tinto, which is also based in the United Kingdom, performed poorly as declining demand for iron ore put pressure on the stock. We believe the slowdown in China is largely to blame for this situation, as the country is the key driver of global iron ore consumption. Toward the end of 2012, we sold our position in Rio and established a position in another U.K. firm, BHP Billiton, a more diversified metals and mining company focused on coal, copper, iron ore, and other natural resources.

What is your outlook for international markets and the fund?

In 2012, markets endured numerous episodes of economic and political uncertainty, but equity markets managed to generate strong returns on the back of accommodative monetary policy, attractive valuations, and improving macro data in the United States and China. For the coming months, we are cautiously optimistic that European equities may continue to perform well, although valuations in aggregate have ticked up since their mid-year 2012 lows. Political and economic risks have not gone away entirely, but on the whole 2013 seems to have a more favorable starting point than 2012 had in this regard.

Given the sharp run-up in equity markets, we believe the investment environment will call for increased investor vigilance and that stock selection, active management, and the core features of our investment approach will become all the more important. We feel

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Europe Equity Fund

confident that our abilities in these areas will continue to put the fund in good stead.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period.

Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

The Japanese yen has weakened considerably in the past few months and recently fell to its lowest level since June 2010. This has led to a robust rally in Japanese stocks as new Japanese Prime Minister Shinzō Abe’s government attempts to “reflate” the country’s moribund economy by adding stimulus and pressing the Bank of Japan to ease monetary policy. In early January, Japan’s new government unveiled a $117 billion economic stimulus package, which includes billions in government spending on public works and infrastructure programs. The goal of the stimulus program is to boost the real GDP growth rate to 2% and create 600,000 jobs in the world’s third-largest economy. The weaker yen has been particularly beneficial for Japan’s export companies. In the fourth quarter of 2012, Japan’s stock market increased 17.56%, as measured by the MSCI Japan Index, although this outsize gain was offset by the yen’s decline versus major global currencies. As of January 31, 2013, it was up 9.42% year to date.

Europe Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.88%	7.60%	7.08%	7.08%	7.08%	7.08%	7.37%	7.19%	7.63%	7.97%

10 years	110.27	98.24	95.07	95.07	95.07	95.07	100.10	93.07	105.78	114.12
Annual average	7.72	7.08	6.91	6.91	6.91	6.91	7.18	6.80	7.48	7.91

5 years	–14.25	–19.19	–17.44	–19.00	–17.39	–17.39	–16.34	–19.28	–15.27	–13.17
Annual average	–3.03	–4.17	–3.76	–4.13	–3.75	–3.75	–3.51	–4.19	–3.26	–2.78

3 years	17.46	10.70	14.83	11.83	14.76	14.76	15.69	11.66	16.56	18.29
Annual average	5.51	3.45	4.72	3.80	4.70	4.70	4.98	3.74	5.24	5.76

1 year	25.40	18.19	24.44	19.44	24.40	23.40	24.76	20.36	25.10	25.68

6 months	19.00	12.19	18.49	13.49	18.52	17.52	18.69	14.51	18.86	19.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefitted from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1.00% may apply to redemptions (including by exchange into another fund) of shares purchased before January 2, 2013. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

10	Europe Equity Fund

Comparative index returns For periods ended 12/31/12

		Lipper European Region Funds
	MSCI Europe Index (ND)	category average*

Annual average (life of fund)	7.41%	7.85%

10 years	123.46	151.76
Annual average	8.37	9.29

5 years	–19.90	–16.65
Annual average	–4.34	–3.77

3 years	10.06	15.31
Annual average	3.25	4.72

1 year	19.12	22.24

6 months	16.33	17.11

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/12, there were 120, 111, 97, 86, 71, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.306		$0.151	$0.168	$0.208		$0.239	$0.356

Capital gains	—		—	—	—		—	—

Total	$0.306		$0.151	$0.168	$0.208		$0.239	$0.356

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/12	$17.45	$18.51	$16.72	$17.11	$17.27	$17.90	$17.23	$17.53

12/31/12	20.46	21.71	19.66	20.11	20.29	21.03	20.24	20.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Europe Equity Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/12	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Annualized expense ratio for
the six-month period ended
12/31/12*	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.07% from annualizing the performance fee adjustment for the six months ended 12/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2012, to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.22	$12.34	$12.34	$10.97	$9.60	$6.85

Ending value (after expenses)	$1,190.00	$1,184.90	$1,185.20	$1,186.90	$1,188.60	$1,190.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Europe Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2012, use the following calculation method. To find the value of your investment on July 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.58	$11.37	$11.37	$10.11	$8.84	$6.31

Ending value (after expenses)	$1,017.69	$1,013.91	$1,013.91	$1,015.17	$1,016.43	$1,018.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Europe Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Europe Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2012, Putnam employees had approximately $348,000,000 and the Trustees had approximately $84,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Europe Equity Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Europe Equity Fund

The fund’s portfolio 12/31/12 (Unaudited)

COMMON STOCKS (99.0%)*	Shares	Value

Austria (0.8%)
Erste Group Bank AG †	40,289	$1,288,262

		1,288,262
Belgium (1.2%)
Solvay SA	13,002	1,871,652

		1,871,652
France (14.7%)
Christian Dior SA	19,074	3,297,619

European Aeronautic Defense and Space Co. NV	45,565	1,785,844

Pernod-Ricard SA	21,057	2,476,025

Sanofi	60,013	5,691,346

SCOR SE	44,473	1,199,187

Societe Generale SA †	79,569	2,992,927

Valeo SA	53,126	2,693,827

Vivendi	127,713	2,876,054

		23,012,829
Germany (19.1%)
BASF SE	46,194	4,341,835

Bayer AG	32,546	3,090,650

Biotest AG-Vorzugsaktien (Preference)	23,612	1,543,389

Continental AG	15,480	1,791,110

Deutsche Lufthansa AG	152,397	2,864,521

Deutsche Post AG	147,191	3,227,506

Henkel AG & Co. KGaA (Preference)	26,136	2,146,372

Kabel Deutschland Holding AG	38,007	2,842,100

Lanxess AG	15,740	1,376,567

Merck KGaA	10,794	1,424,138

MTU Aero Engines Holding AG	23,496	2,135,694

Siemens AG	29,363	3,191,453

		29,975,335
Ireland (1.5%)
Kerry Group PLC Class A	44,334	2,353,293

		2,353,293
Italy (4.8%)
ENI SpA	152,886	3,771,627

Fiat Industrial SpA	111,697	1,224,700

Fiat SpA †	217,794	1,100,109

Luxottica Group SpA	33,688	1,399,774

		7,496,210
Netherlands (4.3%)
ASML Holding NV	19,076	1,234,974

Gemalto NV	15,046	1,362,206

ING Groep NV GDR †	317,005	3,031,421

Ziggo NV	34,428	1,112,677

		6,741,278
Russia (1.9%)
Magnit OJSC GDR	30,937	1,252,695

Sberbank of Russia ADR	134,686	1,674,183

		2,926,878

Europe Equity Fund	17

COMMON STOCKS (99.0%)* cont.	Shares	Value

Spain (2.5%)
Amadeus IT Holding SA Class A	75,438	$1,893,062

Banco Bilbao Vizcaya Argentaria SA (BBVA)	215,464	1,978,034

		3,871,096
Sweden (1.0%)
Volvo AB Class B	110,280	1,520,728

		1,520,728
Switzerland (6.8%)
Nestle SA	108,096	7,045,061

Partners Group Holding AG	5,463	1,261,797

UBS AG	153,595	2,415,462

		10,722,320
United Kingdom (37.2%)
Aggreko PLC	27,917	800,615

Associated British Foods PLC	96,663	2,460,456

Barclays PLC	755,693	3,263,371

BG Group PLC	151,919	2,547,418

BHP Billiton PLC	76,574	2,690,772

Centrica PLC	570,316	3,098,181

Compass Group PLC	181,041	2,141,129

HSBC Holdings, PLC	143,578	1,518,600

Kingfisher PLC	535,002	2,471,114

Lloyds Banking Group PLC †	2,155,846	1,727,432

Persimmon PLC	201,968	2,667,231

Prudential PLC	267,481	3,732,238

Royal Dutch Shell PLC Class A	211,318	7,466,822

Shire PLC	42,419	1,302,814

SSE PLC	108,020	2,496,459

Standard Chartered PLC	93,331	2,365,816

TalkTalk Telecom Group PLC	298,026	1,154,319

Telecity Group PLC	161,262	2,114,044

TUI Travel PLC	433,636	2,018,017

Virgin Media, Inc.	44,233	1,625,563

Vodafone Group PLC	1,816,482	4,568,209

WPP PLC	175,040	2,544,604

Xstrata PLC	91,956	1,635,536

		58,410,760
United States (3.2%)
Covidien PLC	26,000	1,501,240

KKR & Co. LP	82,700	1,259,521

Monsanto Co.	12,000	1,135,800

Schlumberger, Ltd.	16,700	1,157,143

		5,053,704

Total common stocks (cost $127,632,335)		$155,244,345

18	Europe Equity Fund

SHORT-TERM INVESTMENTS (1.2%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.14% L	1,955,737	$1,955,737

Total short-term investments (cost $1,955,737)		$1,955,737

TOTAL INVESTMENTS

Total investments (cost $129,588,072)		$157,200,082

Key to holding’s abbreviations

ADR      American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GDR     Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

OJSC    Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $156,807,682.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	18.9%
Consumer discretionary	17.0
Consumer staples	11.3
Industrials	10.7

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $7,263,013) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Euro	Sell	1/16/13	$3,682,543	$3,642,213	$(40,330)

	Swiss Franc	Buy	1/16/13	3,663,502	3,620,800	42,702

Total						$2,372

Europe Equity Fund	19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Austria	$—	$1,288,262	$—

Belgium	—	1,871,652	—

France	—	23,012,829	—

Germany	—	29,975,335	—

Ireland	—	2,353,293	—

Italy	—	7,496,210	—

Netherlands	—	6,741,278	—

Russia	—	2,926,878	—

Spain	—	3,871,096	—

Sweden	—	1,520,728	—

Switzerland	—	10,722,320	—

United Kingdom	1,625,563	56,785,197	—

United States	5,053,704	—	—

Total common stocks	6,679,267	148,565,078	—

Short-term investments	1,955,737	—	—

Totals by level	$8,635,004	$148,565,078	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,372	$—

Totals by level	$—	$2,372	$—

The accompanying notes are an integral part of these financial statements.

20	Europe Equity Fund

Statement of assets and liabilities 12/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $127,632,335)	$155,244,345
Affiliated issuers (identified cost $1,955,737) (Notes 1 and 6)	1,955,737

Dividends, interest and other receivables	218,799

Foreign Tax reclaim	124,188

Receivable for shares of the fund sold	24,252

Unrealized appreciation on forward currency contracts (Note 1)	42,702

Total assets	157,610,023

LIABILITIES

Payable for shares of the fund repurchased	237,815

Payable for compensation of Manager (Note 2)	103,954

Payable for custodian fees (Note 2)	9,946

Payable for investor servicing fees (Note 2)	39,264

Payable for Trustee compensation and expenses (Note 2)	164,712

Payable for administrative services (Note 2)	1,590

Payable for distribution fees (Note 2)	93,609

Payable for reports to shareholders	44,888

Unrealized depreciation on forward currency contracts (Note 1)	40,330

Other accrued expenses	66,233

Total liabilities	802,341

Net assets	$156,807,682

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$231,374,769

Distributions in excess of net investment income (Note 1)	(2,253,516)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(99,929,006)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	27,615,435

Total — Representing net assets applicable to capital shares outstanding	$156,807,682

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($140,183,781 divided by 6,852,060 shares)	$20.46

Offering price per class A share (100/94.25 of $20.46)*	$21.71

Net asset value and offering price per class B share ($3,262,856 divided by 165,953 shares)**	$19.66

Net asset value and offering price per class C share ($1,750,933 divided by 87,051 shares)**	$20.11

Net asset value and redemption price per class M share ($2,826,296 divided by 139,297 shares)	$20.29

Offering price per class M share (100/96.50 of $20.29)*	$21.03

Net asset value, offering price and redemption price per class R share
($165,438 divided by 8,175 shares)	$20.24

Net asset value, offering price and redemption price per class Y share
($8,618,378 divided by 419,957 shares)	$20.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund	21

Statement of operations Six months ended 12/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $67,476)	$1,162,442

Interest (including interest income of $1,422 from investments in affiliated issuers) (Note 6)	12,154

Securities lending (Note 1)	35,381

Total investment income	1,209,977

EXPENSES

Compensation of Manager (Note 2)	592,777

Investor servicing fees (Note 2)	226,746

Custodian fees (Note 2)	9,792

Trustee compensation and expenses (Note 2)	8,186

Distribution fees (Note 2)	206,682

Administrative services (Note 2)	2,779

Other	109,969

Total expenses	1,156,931

Expense reduction (Note 2)	(262)

Net expenses	1,156,669

Net investment income	53,308

Net realized gain on investments (Notes 1 and 3)	1,559,148

Net realized loss on foreign currency transactions (Note 1)	(22,444)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	6,764

Net unrealized appreciation of investments during the period	24,792,603

Net gain on investments	26,336,071

Net increase in net assets resulting from operations	$26,389,379

The accompanying notes are an integral part of these financial statements.

22	Europe Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/12*	Year ended 6/30/12

Operations:
Net investment income	$53,308	$2,762,501

Net realized gain (loss) on investments
and foreign currency transactions	1,536,704	(7,249,029)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	24,799,367	(28,576,191)

Net increase (decrease) in net assets resulting
from operations	26,389,379	(33,062,719)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,081,383)	(6,452,868)

Class B	(24,925)	(148,090)

Class C	(14,521)	(63,645)

Class M	(29,115)	(122,510)

Class R	(1,914)	(8,664)

Class Y	(148,032)	(383,605)

From return of capital
Class A	—	(246,521)

Class B	—	(5,657)

Class C	—	(2,431)

Class M	—	(4,680)

Class R	—	(331)

Class Y	—	(14,655)

Increase in capital from settlement payments (Note 8)	—	3,829,609

Redemption fees (Note 1)	1,709	65,863

Decrease from capital share transactions (Note 4)	(12,554,989)	(17,190,001)

Total increase (decrease) in net assets	11,536,209	(53,810,905)

NET ASSETS

Beginning of period	145,271,473	199,082,378

End of period (including distributions in excess of net
investment income of $2,253,516 and $6,934, respectively)	$156,807,682	$145,271,473

* Unaudited

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund	23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
December 31, 2012**	$17.45	.01	3.31	3.32	(.31)	—	—	(.31)	—[d]	—	$20.46	19.00*	$140,184	.75*	.04*	25*
June 30, 2012	21.50	.32	(3.94)	(3.62)	(.84)	—	(.03)	(.87)	.01	.43[e,f,g]	17.45	(14.38)[e,g]	130,428	1.47	1.78	62
June 30, 2011	15.83	.31	5.72	6.03	(.37)	—	—	(.37)	—[d]	.01[h,i]	21.50	38.36	177,369	1.43	1.54	70
June 30, 2010	15.12	.23	.49	.72	(.09)	—	—	(.09)	—[d]	.08[j]	15.83	5.20	151,329	1.52[k]	1.25[k]	113
June 30, 2009	23.20	.42	(8.56)	(8.14)	—	—	—	—	—[d]	.06[l,m]	15.12	(34.83)	169,467	1.47[k]	2.65[k]	79
June 30, 2008	33.47	.48	(5.14)	(4.66)	(.54)	(5.07)	—	(5.61)	—[d]	—	23.20	(15.43)	346,192	1.41[k]	1.70[k]	77

Class B
December 31, 2012**	$16.72	(.06)	3.15	3.09	(.15)	—	—	(.15)	—[d]	—	$19.66	18.49*	$3,263	1.13*	(.33)*	25*
June 30, 2012	20.55	.16	(3.72)	(3.56)	(.66)	—	(.03)	(.69)	.01	.41[e,f,g]	16.72	(14.98)[e,g]	3,126	2.22	.92	62
June 30, 2011	15.12	.12	5.49	5.61	(.19)	—	—	(.19)	—[d]	.01[h,i]	20.55	37.29	5,580	2.18	.65	70
June 30, 2010	14.48	.06	.50	.56	—	—	—	—	—[d]	.08[j]	15.12	4.42	6,671	2.27 [k]	.37[k]	113
June 30, 2009	22.39	.27	(8.24)	(7.97)	—	—	—	—	—[d]	.06[l,m]	14.48	(35.33)	10,391	2.22 [k]	1.74[k]	79
June 30, 2008	32.34	.16	(4.85)	(4.69)	(.19)	(5.07)	—	(5.26)	—[d]	—	22.39	(16.04)	32,360	2.16 [k]	.58[k]	77

Class C
December 31, 2012**	$17.11	(.06)	3.23	3.17	(.17)	—	—	(.17)	—[d]	—	$20.11	18.52*	$1,751	1.13*	(.34)*	25*
June 30, 2012	21.05	.18	(3.84)	(3.66)	(.68)	—	(.03)	(.71)	.01	.42[e,f,g]	17.11	(15.01)[e,g]	1,502	2.22	1.01	62
June 30, 2011	15.50	.15	5.60	5.75	(.21)	—	—	(.21)	—[d]	.01[h,i]	21.05	37.32	2,217	2.18	.80	70
June 30, 2010	14.84	.09	.49	.58	—	—	—	—	—[d]	.08[j]	15.50	4.45	1,859	2.27[k]	.48[k]	113
June 30, 2009	22.94	.30	(8.46)	(8.16)	—	—	—	—	—[d]	.06[l,m]	14.84	(35.31)	2,325	2.22[k]	1.90[k]	79
June 30, 2008	33.11	.25	(5.06)	(4.81)	(.29)	(5.07)	—	(5.36)	—[d]	—	22.94	(16.04)	4,912	2.16[k]	.89[k]	77

Class M
December 31, 2012**	$17.27	(.04)	3.27	3.23	(.21)	—	—	(.21)	—[d]	—	$20.29	18.69*	$2,826	1.00*	(.21)*	25*
June 30, 2012	21.26	.22	(3.87)	(3.65)	(.74)	—	(.03)	(.77)	.01	.42 [e,f,g]	17.27	(14.80) [e,g]	2,565	1.97	1.24	62
June 30, 2011	15.65	.21	5.66	5.87	(.27)	—	—	(.27)	—[d]	.01 [h,i]	21.26	37.72	3,751	1.93	1.06	70
June 30, 2010	14.96	.13	.49	.62	(.01)	—	—	(.01)	—[d]	.08 [j]	15.65	4.64	3,250	2.02 [k]	.75 [k]	113
June 30, 2009	23.07	.34	(8.51)	(8.17)	—	—	—	—	—[d]	.06 [l,m]	14.96	(35.15)	3,683	1.97 [k]	2.19 [k]	79
June 30, 2008	33.23	.27	(5.03)	(4.76)	(.33)	(5.07)	—	(5.40)	—[d]	—	23.07	(15.85)	7,551	1.91 [k]	.96 [k]	77

Class R
December 31, 2012**	$17.23	(.01)	3.26	3.25	(.24)	—	—	(.24)	—[d]	—	$20.24	18.86*	$165	.88*	(.07)*	25*
June 30, 2012	21.25	.27	(3.89)	(3.62)	(.81)	—	(.03)	(.84)	.01	.43[e,f,g]	17.23	(14.60) [e,g]	168	1.72	1.51	62
June 30, 2011	15.66	.29	5.62	5.91	(.33)	—	—	(.33)	—[d]	.01[h,i]	21.25	38.00	219	1.68	1.49	70
June 30, 2010	14.97	.21	.46	.67	(.06)	—	—	(.06)	—[d]	.08[j]	15.66	4.97	133	1.77[k]	1.20[k]	113
June 30, 2009	23.02	.42	(8.53)	(8.11)	—	—	—	—	—[d]	.06[l,m]	14.97	(34.97)	97	1.72[k]	2.80[k]	79
June 30, 2008	33.30	.44	(5.13)	(4.69)	(.52)	(5.07)	—	(5.59)	—[d]	—	23.02	(15.63)	107	1.66[k]	1.60[k]	77

Class Y
December 31, 2012**	$17.53	.03	3.32	3.35	(.36)	—	—	(.36)	—[d]	—	$20.52	19.09*	$8,618	.62*	.17*	25*
June 30, 2012	21.60	.37	(3.95)	(3.58)	(.90)	—	(.03)	(.93)	.01	.43[e,f,g]	17.53	(14.13) [e,g]	7,484	1.22	2.04	62
June 30, 2011	15.90	.37	5.74	6.11	(.42)	—	—	(.42)	—[d]	.01[h,i]	21.60	38.73	9,947	1.18	1.84	70
June 30, 2010	15.19	.27	.49	.76	(.13)	—	—	(.13)	—[d]	.08[j]	15.90	5.41	8,356	1.27[k]	1.52[k]	113
June 30, 2009	23.24	.52	(8.63)	(8.11)	—	—	—	—	—[d]	.06[l,m]	15.19	(34.64)	8,987	1.22[k]	3.50[k]	79
June 30, 2008	33.53	.57	(5.16)	(4.59)	(.63)	(5.07)	—	(5.70)	—[d]	—	23.24	(15.22)	9,154	1.16[k]	2.05[k]	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24	Europe Equity Fund	Europe Equity Fund	25

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bank of America which amounted to the following amounts per share outstanding on December 15, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.15

Class M	0.15

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 0.73% for the period ended June 30, 2012.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to the following amounts per share outstanding on November 29, 2011:

Per share

Class A	$0.08

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.08

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following amounts per share outstanding on July 21, 2011 (Note 8):

Per share

Class A	$0.20

Class B	0.19

Class C	0.20

Class M	0.20

Class R	0.20

Class Y	0.20

This payment resulted in an increase to total returns of 0.98% for the period ended June 30, 2012.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.

26	Europe Equity Fund

Financial highlights (Continued)

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.08 per share outstanding as of March 30, 2010.

k Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.02%

June 30, 2009	0.14

June 30, 2008	<0.01

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share outstanding as of June 23, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund	27

Notes to financial statements 12/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through December 31, 2012.

Putnam Europe Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize European companies that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may apply to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013. The short-term trading fee is accounted for as an addition to paid-in-capital. For shares purchased on or after January 2, 2013, this short-term trading fee no longer applies.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

28	Europe Equity Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The

Europe Equity Fund	29

fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

30	Europe Equity Fund

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2012, the fund had a capital loss carryover of $96,345,126 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,647,473	$—	$3,647,473	*

34,323,985	N/A	34,323,985	June 30, 2017

58,373,668	N/A	58,373,668	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,013,127 recognized during the period between November 1, 2011 and June 30, 2012 to its fiscal year ending June 30, 2013.

The aggregate identified cost on a tax basis is $129,695,529, resulting in gross unrealized appreciation and depreciation of $29,377,195 and $1,872,642, respectively, or net unrealized appreciation of $27,504,553.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

Europe Equity Fund	31

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Europe Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.356% of the fund’s average net assets before an increase of $51,690 (0.034% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$203,306	Class R	264

Class B	4,738	Class Y	11,955

Class C	2,429	Total	$226,746

Class M	4,054

32	Europe Equity Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $262 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$171,739	Class M	10,272

Class B	16,009	Class R	448

Class C	8,214	Total	$206,682

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,539 and $11 from the sale of class A and class M shares, respectively, and received $1,388 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $20 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,008,560 and $50,977,007, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Europe Equity Fund	33

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/12		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	82,354	$1,597,669	739,742	$13,711,894

Shares issued in connection with
reinvestment of distributions	94,383	1,932,971	383,555	6,094,693

	176,737	3,530,640	1,123,297	19,806,587

Shares repurchased	(797,063)	(15,373,889)	(1,901,285)	(34,011,138)

Net decrease	(620,326)	$(11,843,249)	(777,988)	$(14,204,551)

	Six months ended 12/31/12		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	5,512	$100,513	12,722	$216,818

Shares issued in connection with
reinvestment of distributions	1,236	24,325	9,719	148,406

	6,748	124,838	22,441	365,224

Shares repurchased	(27,768)	(501,835)	(107,058)	(1,840,197)

Net decrease	(21,020)	$(376,997)	(84,617)	$(1,474,973)

	Six months ended 12/31/12		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	3,350	$63,757	3,837	$65,794

Shares issued in connection with
reinvestment of distributions	618	12,447	3,562	55,706

	3,968	76,204	7,399	121,500

Shares repurchased	(4,671)	(90,207)	(24,954)	(439,458)

Net decrease	(703)	$(14,003)	(17,555)	$(317,958)

	Six months ended 12/31/12		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	174	$3,243	1,423	$26,401

Shares issued in connection with
reinvestment of distributions	976	19,824	5,482	86,389

	1,150	23,067	6,905	112,790

Shares repurchased	(10,315)	(196,124)	(34,869)	(632,816)

Net decrease	(9,165)	$(173,057)	(27,964)	$(520,026)

	Six months ended 12/31/12		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	1,049	$19,607	3,317	$59,511

Shares issued in connection with
reinvestment of distributions	94	1,914	573	8,995

	1,143	21,521	3,890	68,506

Shares repurchased	(2,697)	(50,116)	(4,477)	(81,078)

Net decrease	(1,554)	$(28,595)	(587)	$(12,572)

34	Europe Equity Fund

	Six months ended 12/31/12		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	25,414	$483,134	39,189	$715,000

Shares issued in connection with
reinvestment of distributions	7,080	145,418	24,141	384,559

	32,494	628,552	63,330	1,099,559

Shares repurchased	(39,505)	(747,640)	(96,843)	(1,759,480)

Net decrease	(7,011)	$(119,088)	(33,513)	$(659,921)

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forwards (contract amount)	$9,200,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$42,702	Payables	$40,330

Total		$42,702		$40,330

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(31,670)	$(31,670)

Total	$(31,670)	$(31,670)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$5,294	$5,294

Total	$5,294	$5,294

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$3,703,055	$15,495,453	$17,242,771	$1,422	$1,955,737

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Europe Equity Fund	35

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,855,247 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

36	Europe Equity Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA005
278757 2/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Europe Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013